                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                        ______________________________

                                  FORM 8-K/A


                              AMENDMENT NO. 1 TO
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     July 15, 1999
                                                      -------------

                          GEORGIA-PACIFIC CORPORATION
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


         GEORGIA                       1-3506                  93-0432081
--------------------------------------------------------------------------------
  (State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)             File Number)          Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA  30303
(Address of Principal Executive Offices)      (Zip Code)


Registrant's Telephone Number, including area code        (404) 652-4000
                                                     ---------------------------

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
------      -------------------------------------------------------------------


(b)  Pro forma financial Information
     -------------------------------

     Georgia-Pacific Corporation (the "Corporation"), through its wholly owned subsidiary Atlanta Acquisition Corp. ("Purchaser"), conducted a tender offer (the "Offer") for all the outstanding shares of common stock, par value $.001 per share (the "Shares"), of Unisource Worldwide, Inc ("Unisource"). Pursuant thereto, the Corporation and Purchaser acquired 90.7 % of the then outstanding Shares of Unisource. Pursuant to an agreement and plan of merger among such corporations, Purchaser was merged (the "Merger") with and into Unisource on July 6, 1999 ("the "Effective Time"). At the Effective Time, and by virtue of the Merger, Shares of Unisource that were not tendered into the Offer (other than shares held by Unisource or the Corporation and its subsidiaries) were converted into the right to receive $12.00 per share in cash, subject to dissenters rights. The financing for the acquisition was described in Item 2 of the Corporation's Current Report on Form 8-K dated July 15, 1999, which item is hereby incorporated herein by this reference.

     The following unaudited pro forma consolidated statements of operations data are based on historical financial statements of the Corporation and on the historical financial statements of Unisource, adjusted to give effect to the acquisition of Unisource by the Corporation under the purchase method of accounting, and are qualified in their entirety by reference to, and should be read in conjunction with, the Corporation's and Unisource's respective historical consolidated financial statements and their respective "Management's Discussion and Analysis of Financial Condition and Results of Operations, which can be found in their respective Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The Corporation reports on a calendar year basis, while Unisource reports on the basis of a fiscal year ending September 30. The unaudited pro forma consolidated statements of operations data includes the calendar year 1998 for the Corporation and the twelve (12) months ending September 30, 1998 for Unisource. The unaudited pro forma consolidated statements of operations data includes the six (6) months ending July 3, 1999 for the Corporation the six (6) months ended June 30, 1999 for Unisource. The statements of operations data include the acquisition of Unisource and additions to debt as if they had taken place on January 1, 1998. Further, the unaudited pro forma statement of operations data include non-recurring charges of $346 million taken by Unisource in 1998 for restructuring costs, the write off of information technology and asset impairment. No unaudited pro forma consolidated balance sheet is included since the results of the Unisource acquisition are included in the Corporation's balance sheet as of July 3, 1999, which consolidated balance sheet for each of the Corporation and Georgia-Pacific Group appears in Part I of the Corporation's quarterly report on Form 10-Q for the quarter ended July 3, 1999, and are hereby incorporated herein by reference.

     The Corporation has prepared the unaudited pro forma consolidated statement of operations data referred to above based upon currently available information and assumptions that it has deemed appropriate. Such information has been prepared for illustrative purposes only and has been presented to meet the requirements of the Securities and Exchange Commission. It is not necessarily indicative of the results of operations that might have occurred had the acquisition actually taken place on January 1, 1998, or of future results of operations of the Corporation. In consolidating such unaudited financial information, the Corporation has made certain reclassifications to Unisource's historical financial statements to conform to the Corporation's presentation. The unaudited pro forma consolidated statements of operation data do not reflect any adjustments for cost savings that may be realized as a result of the combining of the Corporation's and Unisource's operations. In addition, the pro forma adjustments set forth in such unaudited financial information are estimated and may differ from final adjustments.

     In accordance with the purchase method of accounting, the total purchase price has been allocated to the assets and liabilities of Unisource based upon their relative fair values. The unaudited pro forma consolidated statement of operations data and the balance sheets incorporated herein by reference reflect the preliminary allocation of purchase price (approximately $843 million plus the assumption of approximately $669 million of debt) to assets and liabilities. This purchase allocation is preliminary as of July 3, 1999, and is subject to change pending finalization of studies of fair value and the finalization of management's plans. Accordingly, the final allocations may differ from the amounts reflected therein. The $756 million pro forma excess of purchase price over net assets acquired is being amortized over 40 years at a rate of approximately $19 million per year.

GEORGIA-PACIFIC CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS DATA
Year Ended December 31, 1998
(in millions, except per share amounts)

                                                                         Actual               Actual               Actual
                                                                     Georgia-Pacific        Unisource          Combined Total
                                                                       Corporation        Worldwide, Inc.          Before
                                                                    Fiscal Year Ended    Fiscal Year Ended       Pro Forma
                                                                    December 31, 1998    September 30, 1998      Adjustments
                                                                    -----------------    ------------------    -----------------
Net Sales                                                                     $13,336              $7,417          $20,753

Costs and expenses
Cost of sales, excluding depreciation and cost of timber
 harvested shown below                                                         10,326               6,172           16,498




Selling, general and administrative                                             1,141               1,120            2,261





Depreciation and cost of timber harvested                                         935                  36              971
Interest                                                                          443                  46              489
Other expense                                                                       -                 346              346
                                                                              -------              ------          -------
  Total costs and expenses                                                     12,845               7,720           20,565
                                                                              -------              ------          -------
Income (loss) from continuing operations before income taxes                      491                (303)             188
Provision (benefit) for income taxes                                              202                 (71)             131
                                                                              -------              ------          -------
Income (loss) from continuing operations                                      $   289              $ (232)         $    57
                                                                              =======              ======          =======

Georgia-Pacific Group
Income (loss) from continuing operations                                      $   111              $ (232)         $  (121)
                                                                              =======              ======          =======

Basic income (loss) from continuing operations per share                      $  0.62
                                                                              =======

Diluted income (loss) from continuing operations per share                    $  0.61
                                                                              =======

Basic average number of shares outstanding                                      179.8
                                                                              =======

Diluted average number of shares outstanding                                    181.0
                                                                              =======

The Timber Company
Income (loss) from continuing operations                                      $   178
                                                                              =======

Basic income (loss) from continuing operations per share                      $  1.97
                                                                              =======

Diluted income (loss) from continuing operations per share                    $  1.96
                                                                              =======

Basic average number of shares outstanding                                       90.3
                                                                              =======

Diluted average number of shares outstanding                                     90.8
                                                                              =======

                                                                Pro Forma
                                                               Adjustments      Pro Forma
                                                               -----------      ---------
Net Sales                                                            $(394)  a
                                                                        (5)  b    $20,354
Costs and expenses
Cost of sales, excluding depreciation and cost of timber
 harvested shown below                                                (394)  a

                                                                        (5)  b
                                                                         1   c
                                                                       352   d     16,452
Selling, general and administrative                                      -   e
                                                                         1   f
                                                                       (13)  g
                                                                        (1)  h
                                                                      (352)  d      1,896

Depreciation and cost of timber harvested                                2   i        973
Interest                                                                56   j        545
Other expense                                                                         346
                                                                     -----        -------
  Total costs and expenses                                            (353)        20,212
                                                                     -----        -------
Income (loss) from continuing operations before income taxes           (46)           142
Provision (benefit) for income taxes                                   (18)  k        113
                                                                     -----        -------
Income (loss) from continuing operations                             $ (28)       $    29
                                                                     =====        =======

Georgia-Pacific Group
Income (loss) from continuing operations                             $ (28)       $  (149)
                                                                     =====        =======

Basic income (loss) from continuing operations per share                          $ (0.83)
                                                                                  =======

Diluted income (loss) from continuing operations per share                        $ (0.83)
                                                                                  =======

Basic average number of shares outstanding                                          179.8
                                                                                  =======

Diluted average number of shares outstanding                                        181.0
                                                                                  =======

The Timber Company
Income (loss) from continuing operations                                          $   178
                                                                                  =======

Basic income (loss) from continuing operations per share                          $  1.97
                                                                                  =======

Diluted income (loss) from continuing operations per share                        $  1.96
                                                                                  =======

Basic average number of shares outstanding                                           90.3
                                                                                  =======

Diluted average number of shares outstanding                                         90.8
                                                                                  =======

GEORGIA-PACIFIC CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS DATA
Six Months Ended July 3, 1999
(in millions, except per share amounts)

                                                                         Actual             Actual           Actual
                                                                    Georgia-Pacific       Unisource      Combined Total
                                                                      Corporation      Worldwide, Inc.       Before
                                                                    Six Months Ended   Six Months Ended    Pro Forma
                                                                      July 3, 1999      June 30, 1999     Adjustments
                                                                    ----------------   ----------------  --------------
Net Sales                                                                     $7,256             $3,203         $10,459

Costs and expenses
Cost of sales, excluding depreciation and cost of timber
 harvested shown below                                                         5,313              2,603           7,916




Selling, general and administrative                                              604                547           1,151





Depreciation and cost of timber harvested                                        444                 17             461
Interest                                                                         217                 21             238
Other (income)                                                                   (84)                 -             (84)
                                                                              ------             ------         -------
  Total costs and expenses                                                     6,494              3,188           9,682
                                                                              ------             ------         -------
Income (loss) from continuing operations before income taxes                     762                 15             777
Provision (benefit) for income taxes                                             305                  6             311
                                                                              ------             ------         -------
Income (loss) from continuing operations                                      $  457             $    9         $   466
                                                                              ======             ======         =======

Georgia-Pacific Group
Income (loss) from continuing operations                                      $  311             $    9         $   320
                                                                              ======             ======         =======

Basic income (loss) from continuing operations per share                      $ 1.81
                                                                              ======

Diluted income (loss) from continuing operations per share                    $ 1.76
                                                                              ======

Basic average number of shares outstanding                                     172.2
                                                                              ======

Diluted average number of shares outstanding                                   176.3
                                                                              ======
The Timber Company
Income (loss) from continuing operations                                      $  146
                                                                              ======

Basic income (loss) from continuing operations per share                      $ 1.71
                                                                              ======

Diluted income (loss) from continuing operations per share                    $ 1.70
                                                                              ======

Basic average number of shares outstanding                                      85.5
                                                                              ======

Diluted average number of shares outstanding                                    85.9
                                                                              ======




                                                                 Pro Forma
                                                                Adjustments      Pro Forma
                                                                -----------      ---------
Net Sales                                                            $ (177)  a
                                                                         (4)  b    $10,278
Costs and expenses
Cost of sales, excluding depreciation and cost of timber
 harvested shown below                                                 (177)  a

                                                                         (4)  b
                                                                          2   c
                                                                        182   d      7,919
Selling, general and administrative                                      (1)  e
                                                                          1   f
                                                                         (5)  g
                                                                          -   h
                                                                       (182)  d        964

Depreciation and cost of timber harvested                                 1   i        462
Interest                                                                 28   j        266
Other expense                                                                          (84)
                                                                     ------        -------
  Total costs and expenses                                             (155)         9,527
                                                                     ------        -------
Income (loss) from continuing operations before income taxes            (26)           751
Provision (benefit) for income taxes                                     (9)  k        302
                                                                     ------        -------
Income (loss) from continuing operations                             $ ( 17)       $   449
                                                                     ======        =======

Georgia-Pacific Group
Income (loss) from continuing operations                             $  (17)       $   303
                                                                     ======        =======

Basic income (loss) from continuing operations per share                           $  1.76
                                                                                   =======

Diluted income (loss) from continuing operations per share                         $  1.72
                                                                                   =======

Basic average number of shares outstanding                                           172.2
                                                                                   =======

Diluted average number of shares outstanding                                         176.3
                                                                                   =======
The Timber Company
Income (loss) from continuing operations                                           $   146
                                                                                   =======

Basic income (loss) from continuing operations per share                           $  1.71
                                                                                   =======

Diluted income (loss) from continuing operations per share                         $  1.70
                                                                                   =======

Basic average number of shares outstanding                                            85.5
                                                                                   =======

Diluted average number of shares outstanding                                          85.9
                                                                                   =======

GEORGIA-PACIFIC CORPORATION - GEORGIA-PACIFIC GROUP
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS DATA
Year Ended December 31, 1998
(in millions, except per share amounts)

                                                                         Actual              Actual             Actual
                                                                     Georgia-Pacific       Unisource        Combined Total
                                                                          Group         Worldwide, Inc.         Before
                                                                    Fiscal Year Ended  Fiscal  Year Ended     Pro Forma
                                                                    December 31, 1998  September 30, 1998    Adjustments
                                                                    -----------------  ------------------   --------------
Net Sales                                                           $          13,223  $            7,417   $       20,640

Costs and expenses
Cost of sales, excluding depreciation and cost of timber
 harvested shown below                                                         10,337               6,172           16,509




Selling, general and administrative                                             1,105               1,120            2,225





Depreciation and cost of timber harvested                                       1,211                  36            1,247
Interest                                                                          372                  46              418
Other expense                                                                       -                 346              346
                                                                    -----------------  ------------------   --------------
  Total costs and expenses                                                     13,025               7,720           20,745
                                                                    -----------------  ------------------   --------------
Income (loss) from continuing operations before income taxes                      198                (303)            (105)
Provision (benefit) for income taxes                                               87                 (71)              16
                                                                    -----------------  ------------------   --------------
Income (loss) from continuing operations                            $             111  $             (232)  $        (121)
                                                                    =================  ==================   ==============

Basic income (loss) from continuing operations per share            $            0.62
                                                                    =================

Diluted income (loss) from continuing operations per share          $            0.61
                                                                    =================

Basic average number of shares outstanding                                      179.8
                                                                    =================

Diluted average number of shares outstanding                                    181.0
                                                                    =================


                                                               Pro Forma
                                                              Adjustments      Pro Forma
                                                              -----------      ---------
Net Sales                                                     $      (394) a
                                                                       (5) b   $  20,241
Costs and expenses
Cost of sales, excluding depreciation and cost of timber
 harvested shown below                                               (394) a
                                                                       (5) b
                                                                        1  c
                                                                      352  d      16,463
Selling, general and administrative                                     -  e
                                                                        1  f
                                                                      (13) g
                                                                       (1) h
                                                                     (352) d       1,860

Depreciation and cost of timber harvested                               2  i       1,249
Interest                                                               56  j         474
Other expense                                                                        346
                                                              -----------      ---------
  Total costs and expenses                                           (353)        20,392
                                                              -----------      ---------
Income (loss) from continuing operations before income taxe           (46)          (151)
Provision (benefit) for income taxes                                  (18)            (2)
                                                              -----------      ---------
Income (loss) from continuing operations                      $       (28)     $    (149)
                                                              ===========      =========

Basic income (loss) from continuing operations per share                       $   (0.83)
                                                                               =========

Diluted income (loss) from continuing operations per share                     $   (0.83)
                                                                               =========

Basic average number of shares outstanding                                         179.8
                                                                               =========

Diluted average number of shares outstanding                                       181.0
                                                                               =========

GEORGIA-PACIFIC CORPORATION - GEORGIA-PACIFIC GROUP
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS DATA
Six Months Ended July 3, 1999
(in millions, except per share amounts)

                                                                         Actual            Actual           Actual
                                                                    Georgia-Pacific      Unisource      Combined Total
                                                                         Group        Worldwide, Inc.       Before
                                                                    Six Months Ended  Six Months Ended    Pro Forma
                                                                      July 3, 1999     June 30, 1999     Adjustments
                                                                    ----------------  ----------------  --------------
Net Sales                                                           $          7,159  $          3,203  $       10,362

Costs and expenses
Cost of sales, excluding depreciation and cost of timber
 harvested shown below                                                         5,320             2,603           7,923




Selling, general and administrative                                              584               547           1,131





Depreciation and cost of timber harvested                                        552                17             569
Interest                                                                         182                21             203
                                                                    ----------------  ----------------  --------------
  Total costs and expenses                                                     6,638             3,188           9,826
                                                                    ----------------  ----------------  --------------
Income (loss) from continuing operations before income taxes                     521                15             536
Provision (benefit) for income taxes                                             210                 6             216
                                                                    ----------------  ----------------  --------------
Income (loss) from continuing operations                            $            311  $              9  $          320
                                                                    ================  ================  ==============

Basic income (loss) from continuing operations per share            $           1.81
                                                                    ================

Diluted income (loss) from continuing operations per share          $           1.76
                                                                    ================

Basic average number of shares outstanding                                     172.2
                                                                    ================

Diluted average number of shares outstanding                                   176.3
                                                                    ================




                                                                  Pro Forma
                                                                 Adjustments      Pro Forma
                                                                 -----------      ---------
Net Sales                                                        $      (177) a
                                                                          (4) b   $  10,181
Costs and expenses
Cost of sales, excluding depreciation and cost of timber
 harvested shown below                                                  (177) a
                                                                          (4) b
                                                                           2  c
                                                                         182  d       7,926
Selling, general and administrative                                       (1) e
                                                                           1  f
                                                                          (5) g
                                                                           -  h
                                                                        (182) d         944

Depreciation and cost of timber harvested                                  1  i         570
Interest                                                                  28  j         231
                                                                 -----------      ---------
  Total costs and expenses                                              (155)         9,671
                                                                 -----------      ---------
Income (loss) from continuing operations before income taxes             (26)           510
Provision (benefit) for income taxes                                      (9) k         207
                                                                 -----------      ---------
Income (loss) from continuing operations                         $       (17)     $     303
                                                                 ===========      =========

Basic income (loss) from continuing operations per share                          $    1.76
                                                                                  =========

Diluted income (loss) from continuing operations per share                        $    1.72
                                                                                  =========

Basic average number of shares outstanding                                            172.2
                                                                                  =========

Diluted average number of shares outstanding                                          176.3
                                                                                  =========

                          Georgia-Pacific Corporation
    Notes to Unaudited Pro Forma Consolidated Statement of Operations Data
                (Dollars in Millions, Except Per Share Amounts)


a.   Represents the elimination of sales from the Corporation to Unisource.

b.   Represents the elimination of sales from Unisource to the Corporation.

c. The following represents the pro forma adjustments for goodwill amortization:

                                                        Twelve Months ended   Six Months ended
      (in millions of dollars)                           December 31, 1998      July 3, 1999
                                                        -------------------   ----------------
      Elimination of Unisource historical goodwill             $(18)                $(7)
          amortization
      Pro forma goodwill amortization (goodwill is
          amortized on a straight-line basis over
          40 years)                                              19                   9
                                                               ----                 ---
      Net pro forma adjustment                                 $  1                 $ 2
                                                               ====                 ===

d. Represents the reclassification of certain costs from Selling, general and administrative expenses to Cost of sales to conform to the Corporation's accounting policies.

e. In connection with the Acquisition, certain historical deferred costs were eliminated. This pro forma adjustment represents the elimination of the amortization of related Unisource deferred costs.

f. Pension, postemployment and postretirement benefits expenses are expected to increase by approximately $1 million for each of the year ended December 31, 1998 and six months ended July 3, 1999, primarily as a result of purchase accounting adjustments. These increased costs due to purchase accounting are expected to be non-cash.

g. Represents the reclassification of costs associated with Unisource's accounts receivable sales facility as interest expense (see Note j below).

h. Unisource incurred non-recurring consulting, legal, accounting and other costs of approximately $1 million during 1998 in connection with its sale. These costs have been eliminated for pro forma purposes.

i. The value of Unisource's property, plant and equipment has been adjusted to its estimated current replacement cost for similar capacity. This step-up in property value is expected to be amortized over 15 years. This pro forma adjustment represents the amortization of property, plant and equipment step-up.

j. The pro forma adjustments to interest expense are based on the elimination of certain Unisource historical debt, the pro forma borrowing amounts to effect the Acquisition, and the rates in effect as of the closing of the Acquisition as follows:

                                                           Twelve Months ended   Six Months ended
      (in millions of dollars)                              December 31, 1998      July 3, 1999
                                                           -------------------   ----------------
      Elimination of Unisource historical interest
          expense                                                  $(46)                $(21)
      Senior Deferrable Notes- $863 million at 7.15%                 62                   31
      Unisource receivable sales facility (historically
          included as selling, general and
          administrative expense (see Note g above)                  13                    5
      Increase in Georgia-Pacific's receivable sales
          facility  - $452 million at 5.4%                           24                   12
      Amortization of debt issuance costs                             3                    1
                                                                   ----                 ----
      Net pro forma adjustment                                     $ 56                 $ 28
                                                                   ====                 ====

k. The tax effect of the pro forma adjustments to earnings before income taxes plus nondeductible goodwill amortization is based on an estimated income tax rate of 39%.

(c)  Exhibits
     --------

     23.1  Consent of Independent Public Accountants.
           The consent of Ernst & Young, LLP.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: September 10, 1999


                                GEORGIA-PACIFIC CORPORATION



                                  By /s/ Kenneth F. Khoury
                                     ------------------------------------
                                     Kenneth F. Khoury
                                     Vice President, Deputy General
                                       Counsel and Secretary

              INDEX TO EXHIBITS TO THE CURRENT REPORT ON FORM 8-K


23.1  Consent of Independent Accountants.
      The Consent of Ernst & Young, LLP.